Exhibit 10.7

NEITHER THIS OPTION NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS OPTION HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

STOCK OPTION AGREEMENT

DENALI CONCRETE MANAGEMENT, INC., a Nevada corporation (the “Company”), desiring to afford an opportunity to TRAUM-URLAUB, INC., a Utah corporation (the “Grantee”) to purchase certain shares of the Company’s common stock (the “Common Stock”), hereby grants to the Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares specified below, during the term ending at midnight (prevailing local time at the Company’s principal offices) on the expiration date of this option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

1.

Grant of Option.  The Company hereby irrevocable grants to Grantee the right and option to purchase all or any part of an aggregate of 200,000 shares of Common Stock on the terms and conditions hereof (the “Option”).  This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code.

2.

Exercise Price.  The exercise price of this Option shall be US$1.144 per share.

3.

Expiration Date.  Except otherwise provided herein, any unexercised options granted pursuant to this Option shall expire on January 20, 2013.

4.

Method of Exercise.  This Option may be exercised by delivery of a notice of exercise, a form of which is attached hereto as Exhibit A and incorporated herein by this reference, setting forth the number of Options to be exercised together with either:

a.

A certified check or bank check payable to, or funds wired to, the order of the Company in the amount of the full exercise price of the Common Stock being purchased;

b.

Cancellation of debt owed by the Company to the Grantee, including debt incurred for services rendered, employment relationships, or otherwise, upon presentation of an invoice for services provided to the Company.

As soon as practicable after receipt by the Company of such notice, a certificate or certificates representing such shares of Common Stock shall be issued in the name of the Grantee, or, if the Grantee shall so request in the notice exercising the Option, in the name of the Grantee and another person jointly, with right of survivorship, and shall be delivered to the Grantee.  If this Option is not exercised with respect to all Common Stock subject hereto, Grantee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

5.

Shareholder’s Rights.  The Grantee shall have the rights of a shareholder only with respect to Common Stock fully paid for by Grantee under this Option.

6.

Transferability.  This Option may be transferred, in whole or in part, without restriction by the Company, subject only to compliance with applicable federal and state securities laws.  Any such transfer shall be accompanied by an assignment of interest form, attached hereto as Exhibit B and incorporated herein, whereby the transferee agrees to be bound by the terms of this Option.

7.

Adjustment to Number of Shares of Common Stock.  In the event that the number of shares of Common Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Common Stock then covered by this Option shall be increased proportionately, with no increase in the total purchase price of the shares then so covered.  In the event that the number of shares of Common Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Common Stock then covered by this Option shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered.  In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Common Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Internal Revenue Code, or any amendment or successor statute of like tenor, then the total purchase price of the Common Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Common Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Common Stock of the Company plus the stock distributed in respect thereof.  In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes significant portion of the value of its issued and outstanding Common Stock to its shareholders, the number of shares then subject to this Option, or the exercise price of this Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee.  All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding.  No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be rounded up to the next whole share.  No adjustment shall be made for cash dividends, for the issuance of additional shares of Common Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.

8.

Withholding.  If the exercise of this Option is subject to withholding of federal, state, local, or foreign taxes, such requirements may, at the discretion of the Board or a duly authorized committee, and to the extent permitted by the then governing provisions of law, be met (i) by the holder of this Option either delivering shares of Common Stock or canceling Options with a fair market value equal to such requirements, such fair market value to be determined by the Board; (ii) by the Company withholding shares of Common Stock subject to this Option with a fair market value equal to such requirements, such fair market value to be determined by the Board; (iii) by the Grantee delivering with the Form of Exercise funds equal to the amount of such taxes; or (iv) by the Company making such withholding payments and the Grantee reimbursing the Company such amount paid within ten (10) days after written demand therefor from the Company.  In no event, however, shall the Company be permitted to require payment from the Grantee in excess of the maximum required tax withholding rates.

9.

Availability of Shares.  During the term of this Option, the Company shall at all times reserve for issuance the number of shares of Common Stock subject to this Option.

10.

Requirements of Law.  By accepting this Option, the Grantee represents and agrees for itself, himself or herself and its, his, or her transferees that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (a) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (b) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with a view to or for sale in connection with any distribution.  No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state, or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Company.  The Grantee, for itself, himself or herself and its, his or her transferees, agrees to provide information reasonably requested by the Company in order to satisfy the requirements of any exemption from the registration provisions of federal or state securities laws.

11.

No Right of Employment.  Nothing contained in this Option shall be construed as conferring on the Grantee any right to continue or remain as an employee of the Company or its subsidiaries.

12.

Miscellaneous

a.

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing or electronic format, as applicable, and shall be effective (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below.  Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party hereto in accordance herewith.

If to the Company at:	123 West Nye Lane, Suite 129
Carson City, NV 89706
Attention: Mathew G. Rule, President
Facsimile No.:
Email Address: mathewrule@ymail.com

With a copy (which shall not constitute notice) to:	Ronald N. Vance
Attorney at Law
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Facsimile No. (801) 446-8803
Email Address: ron@vancelaw.us

If to the Grantee at:	The address set forth on the Signature Page

b.

Default.  Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney’s fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by statute.

c.

Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

d.

Partial Invalidity.  If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall remain in full force and shall not be affected thereby, and there shall be deemed substituted for such invalid, illegal or unenforceable provision a valid, legal and enforceable provision as similar as possible to the provision at issue.

e.

Entire Agreement.  This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, and preliminary agreements between the parties hereto relating to the subject matter of this Agreement.

f.

Interpretation of Agreement.  This Agreement shall be interpreted and construed as if equally drafted by all parties hereto.

g.

Survival of Covenants, Etc.  All covenants, representations, and warranties made herein to any party, or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

h.

Further Action.  The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transactions contemplated herein.

i.

Amendment.  This Agreement or any provision hereof may not be changed, waived, terminated, or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

j.

Full Knowledge.  By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

k.

Headings.  The descriptive headings of the various sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

l.

Counterparts.  This Agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

m.

Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to conflict of law principles and will be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.  Any action to enforce the provision of this Agreement shall be brought in a court of competent jurisdiction in Salt Lake County, State of Utah, and no other place.

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this document this 21st day of November 2011.

COMPANY:		Denali Concrete Management, Inc.

	By:	/s/ Matthew G. Rule
Matthew G. Rule, President

GRANTEE:		Traum-Urlaub, Inc

	By:	/s/ Joseph Nemelka
Joseph Nemelka, President

159 South 975 West
Mapleton, Utah 84664
Address

Facsimile No.

Email: jnemelka@yahoo.com

EXHIBIT A

FORM OF EXERCISE

To: Denali Concrete Management, Inc. (the “Company”)

The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, __________________ shares of Common Stock of the Company.

1.

Payment.  Enclosed is payment of the exercise price of the Common Stock to be acquired in the following form of payment:

a.

A certified check or bank check in the amount of $__________________;

b.

Wire transfer of $__________________; and/or

c.

Cancellation of debt in the amount of $_______________.

2.

Certificate Information.  Please have the certificate(s) registered in the name of ______________________ and delivered to ________________________________________.  If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new Option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

3.

Restricted Securities.  The shares of Common Stock issued pursuant to this exercise have not been registered under the Securities Act and are being issued to the undersigned in reliance upon the exemption from such registration.  The undersigned hereby confirms that it, he, or she has been informed that the shares are restricted securities under the Securities Act and may not be resold or transferred unless they are first registered under the federal securities laws or unless an exemption from such registration is available.  Accordingly, the undersigned acknowledges that he is prepared to hold the shares for an indefinite period.

4.

The stock certificates for the shares shall be endorsed with restrictive legends substantially similar to the following:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS OR UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

Dated :  _________________, 201___

___________________________________________

Signature of Grantee

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

______________________________________

______________________________________

______________________________________

______________________________________

(Please print or type name and address)

Please insert social security or other identifying number:  _________________________

_____________ of the Options represented by this Stock Option Agreement, and hereby irrevocably constitutes and appoints any officer of the Company or its transfer agent and registrar as lawful Attorney to transfer this Option on the books of the Company, with  full power of substitution in the premises.

Dated:  ____________, 201___

______________________________

Signature of Registered Owner

______________________________

Print Name

IMPORTANT: Every registered owner of this Option must sign it to assign or otherwise transfer the Options.  The above signature or signatures must correspond with the name or names of the registered owner of the Options on the books and records of the Company in every particular, without alteration, enlargement or any change whatever.

The undersigned transferee hereby agrees to be bound by the terms and conditions of the Stock Option Agreement dated November 21, 2011, by and between the Company and the Grantee.

Dated:  ____________, 201___

______________________________

Signature of Transferee

______________________________

Print Name